                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) August 14, 2002
                                                         ---------------



                      Registrant, State of Incorporation, Address of
Commission File       Principal Executive Offices and Telephone             I.R.S. employer
Number                Number                                                Identification Number

1-8788                SIERRA PACIFIC RESOURCES                              88-0198358
                      P.O. Box 10100 (6100 Neil Road)
                      Reno, Nevada 89520-0400 (89511)
                      (775) 834-4011

1-4698                NEVADA POWER COMPANY                                  88-0045330
                      6226 West Sahara Avenue
                      Las Vegas, Nevada 89146
                      (702) 367-5000

0-508                 SIERRA PACIFIC POWER COMPANY                          88-0044418
                      P.O. Box 10100 (6100 Neil Road)
                      Reno, Nevada 89520-0400 (89511)
                      (775) 834-4011


                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

     On August 14, 2002, Sierra Pacific Resources issued a press release reporting financial results for the quarter ended June 30, 2002. The press release, as corrected by a subsequently issued press release, is attached as
Exhibit 99.1 hereto. Additionally, on August 14, 2002, senior management of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company (the "Companies") discussed the Companies' 2002 second quarter financial results during a conference call and live webcast. A transcript of the conference call is attached as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not required

     (b) PRO FORMA FINANCIAL INFORMATION

         Not required

     (c) EXHIBITS

         99.1 - Sierra Pacific Resources - Press Release issued August 14,
                2002.

         99.2 - Transcript of August 14, 2002 Conference Call Discussing Financial Results for the Quarter Ended June 30, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                            SIERRA PACIFIC RESOURCES
                                            (Registrant)



Date:  August 14, 2002                      By: /s/ Dennis D. Schiffel
                                               ---------------------------------
                                                Dennis D. Schiffel
                                                Senior Vice President and Chief
                                                  Financial Officer


                                            NEVADA POWER COMPANY
                                            (Registrant)



Date:  August 14, 2002                      By: /s/ Dennis D. Schiffel
                                               ---------------------------------
                                               Dennis D. Schiffel
                                               Senior Vice President and Chief
                                                 Financial Officer


                                            SIERRA PACIFIC POWER COMPANY
                                            (Registrant)



Date:  August 14, 2002                      By: /s/ Dennis D. Schiffel
                                               ---------------------------------
                                               Dennis D. Schiffel
                                               Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1 - Sierra Pacific Resources - Press Release issued August 14, 2002.

Exhibit 99.2 - Transcript of August 14, 2002 Conference Call Discussing
               Financial Results for the Quarter Ended June 30, 2002.